UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2019

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

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TABLE OF CONTENTS

Performance	1
Letter to Partner	2
Sector Allocation of Portfolio Assets	22
Expense Example	24
Investment Highlights	26
Schedules of Investments	29
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	41
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	56
Notice to Shareholders	58
Information about Trustees and Officers	59
Householding	64
Privacy Notice	65

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Performance of each fund class for the 1-, 3-, 5-year and since inception periods as of September 30, 2019 is as follows:

Annualized Total Returns as of September 30, 2019

				Since
				Inception
Partners Fund	1 Year	3 Years	5 Years	12/31/09
Institutional Class Shares	-10.49%	2.71%	3.08%	9.39%
Class A Shares; With Load	-15.17%	0.72%	1.77%	8.54%
Class A Shares; No Load	-10.71%	2.45%	2.82%	9.12%
S&P 500® Index	4.25%	13.39%	10.84%	12.92%
Russell 1000® Value Index	4.00%	9.43%	7.79%	11.30%

Cornerstone Fund	1 Year	3 Years	5 Years	12/31/14
Institutional Class Shares	-4.71%	3.58%	—	3.85%
Class A Shares; With Load	-9.59%	1.62%	—	2.50%
Class A Shares; No Load	-4.83%	3.37%	—	3.61%
S&P 500® Index	4.25%	13.39%	—	10.32%
Bloomberg Barclays
U.S. Aggregate Bond Index	10.30%	2.92%	—	3.17%
60/40 Blended Index*	7.10%	9.32%	—	7.62%
Consumer Price Index +3%	4.76%	5.13%	—	4.95%

*	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

The Partners Fund expense ratio is 1.25% net and 1.28% gross for the Class A shares and 1.00% net and 1.03% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Cornerstone Fund expense ratio is 1.16% net and 1.75% gross for the Class A shares and 0.91% net and 1.50% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Adviser has contractually agreed to the fee waiver through at least January 27, 2020.

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Dear Partner,

As Mike Tyson famously observed: “Everybody has a plan until they get punched in the mouth.” For the last few years, Value investing has felt like being in the ring with the former champ. Successful long-term investors know they will have to take a few punches along the way because there is simply no way to get every stock pick right. The issue is not about getting punched; it’s about how one responds to the blow.

In perhaps the greatest pugilistic contest of all time – 1974’s “Rumble in the Jungle” – George Foreman, the undefeated champion and 4-to-1 favorite, had former champ Muhammad Ali on the ropes in the early rounds. But Forman grew tired from throwing punches that were minimized by Ali’s rope-a-dope defensive tactics. As Foreman later explained: “I thought he was just one more knockout victim until, about the seventh round, I hit him hard to the jaw and he held me and whispered in my ear: ‘That all you got, George?’ I realized that this ain’t what I thought it was.”

The former Cassius Clay had won Olympic Gold in 1960 before becoming a professional and changing his name to Muhammad Ali. He became world champion in 1964, but lost the title in 1967 for opposing the Vietnam draft; he was sidelined for four years before the conviction was overturned by the Supreme Court. Once back in the ring, the still-undefeated Ali faced setbacks including a 1971 loss to Joe Frazier and a broken-jaw loss to Ken Norton in 1973. By the time he stepped into the ring for his ‘74 bout with Foreman, the consensus opinion was that Ali was past his prime. But in the eighth round, Ali knocked out the exhausted Foreman, shocking the world and winning the title.

These days, value investors get about as much respect as Ali did before he faced off with Foreman. We are deemed to be past our prime given the new disruptive business models of Amazon, Google and the like. Growth and Momentum investing strategies have been champions for over a decade now, but at Poplar Forest, we think these approaches are running out of energy. Like Ali, we can take a punch. We may not float like butterflies, but we have grit and determination. We have the fortitude to stick to our plan even when we get hit in the jaw.

As you know, our investment process focuses on stock prices relative to normalized earnings and free cash flow. We assess individual businesses from the perspective of an owner who knows that there will be good years and bad years, and who understands that the fair value of a company should be based on mid-cycle results as opposed to the highs and lows that every business experiences over time. We buy a stock when we see a disconnect between its current price and our estimate of its fair value three years into the future. By disconnect, I mean the potential for us to earn at least 15% a year for at least three years (our target rate) assuming the stock has attained fair value by year three.

I have used this bottom-up process for twenty-three years now and I continue to believe that it is both philosophically sound and capable of delivering market-beating returns. History shows that, in the long run, stock prices follow earnings, and the companies in our portfolios are expected to grow their per share earnings by 8-10%

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per year over the next three-to-five years. Despite this attractive level of growth, the portfolio trades at just 11x earnings and a gross dividend yield of nearly 3%. Given the financial characteristics of the companies in which we’re invested, I believe the portfolio should be valued at closer to 15x earnings – multiple expansion alone could potentially drive a 35-40% gain from where the portfolio was trading on 9/30/19.

An investment process focused on normalized earnings can face headwinds when the majority of investors are pre-occupied with what can go wrong in the short-term. Global economic growth has clearly slowed and there is raging debate about whether slow growth will give way to recession. While we don’t see the level of excess that typically precedes a recession, the yield curve, historically a reliable recession indicator, is flashing warning lights. Some commentators say the inverted curve is a false alarm driven by interest rates in Europe and that we’re simply living through a short-term, mid-cycle slowdown like we experienced in 2013 and 2016.

We don’t manage portfolios based on top-down economic forecasts, but we understand that the top-down concerns of other market participants can hurt the performance of our portfolios in the short-term. We will continue to focus on normalized results while acknowledging that the current backdrop is far from normal with a trade war, impeachment proceedings, weak industrial production, a President who called the Chairman of the Federal Reserve an “enemy,” unrest in the Middle East, negative interest rates overseas and an inverted yield curve (when long-term interest rates are lower than short-term rates) here at home. The short-term headlines look worrisome, but we believe investors are overly focused on what can go wrong in the here and now while paying little attention to what can go right looking out three to five years.

Investors’ Preoccupation with Volatility and Downside Risk has Created Opportunity

We acknowledge that risks are more elevated than they have been in years, but we don’t think the answer is to buy low yielding bonds or expensive electric utility or consumer staples stocks. Price matters – and we are willing to accept risk if we are paid to do so. Our fundamental analysis includes not just a base case view of normalized earnings and free cash flow, but also an assessment of each investment’s downside in a recession. Given the discounted valuations of our portfolios, we feel more than amply compensated for risks that have scared away other investors.  Compared to the less cyclical companies in the portfolio, many of the economically exposed stocks we own appear priced to provide an extra return of 10% a year, over our three-year investment horizon, as compensation for their economic sensitivity. In contrast, when we’ve looked at more defensively postured businesses like electric utility companies, they appear to offer prospective returns in the 0-5% range. Purportedly “safe” stocks look unattractive (and potentially dangerous if their P/E’s revert to long-term levels) while supposedly “risky” value stocks look to be priced for outsized long-term returns.

An environment that has embraced growth and momentum stocks while shunning value investments has allowed the broad market averages to levitate at near record

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levels. There seems to be a belief that either the trade war will end or that the world’s central bankers will solve any problem by cutting interest rates. I think this is wishful thinking: lower interest rates are no remedy for a trade war. Lower rates may help offset some of the pain in the best of times, but I fear that over use of interest rate cuts has resulted in the decreased efficacy of monetary policy. The world’s central bankers have been running a decade-long experiment with low and/or negative interest rates and the result has been disappointing economic growth. Japan and Europe have pushed interest rates into negative territory and their economies are on the brink of recession. Why should we believe lower rates will work any better for us than they have for them? This is important because I don’t think the trade war with China will end soon. I hope we’re wrong, but we feel it is better to plan prudently than to simply hope for the best. We are also working on the assumption that the presidential election process will see tweets and candidate statements that continue to create market volatility.

Some investors treat volatility like a four-letter word, but we see it differently. Volatility provides opportunities for us to buy stocks at discounted prices when people panic and to sell stocks at high prices when investor fear dissipates. This is the advantage of a bottom-up investment process that focuses on normalized earnings and free cash flow. Assessment of fair values based on rigorous fundamental analysis gives us the confidence to calmly take advantage of the emotional swings of others. A world increasingly dominated by value-insensitive passive investment strategies, like index funds and ETFs, could create even bigger opportunities for us to buy low and sell high.

Value Investing – Not Washed Up

Like Ali in 1974, Value investing is deemed to be past its prime. The champions of recent years have included Growth stocks including Facebook, Amazon, Apple, Netflix and Google (“FAANG”) as well as “Safety” stocks like electric utilities and REITs (Real Estate Investment Trusts). The strength of these sectors has been magnified by the popularity of Momentum investing – a strategy of buying the shares of stocks that have gone up a lot on the belief they will go up even more. Since the end of 2016, Momentum has had Value on the ropes.

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Source: S&P Global Capital IQ

Momentum stocks may look as strong as an undefeated Foreman in ‘74, but that doesn’t mean they will win the Rumble on Wall Street. Value investments aren’t sexy – our top ten holdings include presumed “has-beens” like AT&T and IBM and lesser known companies like Ally Financial and AmerisourceBergen. Though under-appreciated, we think the shares of these durable businesses can outperform over the next three-to-five years.

One over-looked attribute of value stocks is their robust free cash flow and their generally above average dividend yields. I find this particularly surprising in an environment in which fearful investors pushed the rate on 10-year Treasury bonds to a low of 1.5% in late August. While interest rates have moved up in recent weeks, as you can see in the chart below, our top ten holdings are all trading at low prices relative to their expected earnings and they compare quite favorably to the current 1.67% yield of a 10-year treasury bond.

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Top Ten Holdings*	’20E	Dividend
(listed alphabetically)	P/E	Yield
AIG	11x	2.3%
Ally Financial	8x	2.1%
AmerisourceBergen	11x	1.9%
AT&T	10x	5.4%
CVS Health	9x	3.2%
IBM	11x	4.5%
Kroger	11x	2.5%
Lincoln National	6x	2.5%
MSC Industrial Direct	14x	4.1%
Reliance Steel & Aluminum	12x	2.2%
* Poplar Forest Partners Fund

In the 12 months ended 9/30/19, the companies in our portfolio distributed dividends equal to roughly 2.7% of the portfolio’s value – a full 1% more than a 10-year Treasury bond. Our stocks are currently providing some of the highest yields in a decade at the same time that Treasury bonds are near the lowest yields in that same time period. Furthermore, the income generated from Treasury bonds is fixed whereas the dividends paid by our companies are expected to grow on the order of 5-10% a year in the coming decade. Why would a long-term investor give up extra income and growth of that income in exchange for a bond that yields little, if anything, more than inflation? That might make sense on a short-term basis if we’re headed for a recession, but it seems like a significant opportunity cost for anyone with a multi-year time horizon.

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Source: Intrinsic Research

Welcoming Experienced Pros to Our Corner

Thankfully for me, investing isn’t a contact sport with risk of concussion and brain damage. Professional investors can have multi-decade careers and I see myself standing tall in the investing ring for at least another twenty years. Having a decades-long time horizon is important in this profession as cycles can last many years, as evidenced by Value’s underperformance since the Great Recession. As I hope is clear in this letter, and in other communications you’ve gotten from us, we firmly believe that a Value cycle is coming. We don’t know when it will start, but given historically wide valuation differentials, the potential rewards for perseverance could be substantial.

While boxing is a one-on-one contest, investing is a team endeavor. We have a world class investment team and are excited to have recently added two more experienced professionals to that lineup. Phyllis Thomas and Gregg Tenser joined us in July 2019 to head up a new small cap value initiative. Phyllis and Gregg first started working together in 2001 and they collectively have 65 years of investment experience. Their value philosophy dovetails beautifully with ours. As frustrated as we are with the performance of large value stocks, small cap value stocks have lagged their large peers by 1-2% a year over the last five and ten years and we think that underperformance spells opportunity.

As I’ve written previously, the current market cycle reminds me of the late 1990s period – the last time Value was declared dead. That cycle taught me the importance of sticking with a philosophically sound, and now time-tested, investment process.

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Following that process has produced portfolios that we believe offer incredibly compelling opportunity: 8-10% expected annual earnings growth plus almost 3% dividend yields. With the S&P 500 trading at 17x earnings, I believe this portfolio of predominantly investment grade rated businesses should be valued at close to 15x earnings, yet investor disdain for value stocks has it priced at just 11x.

In an environment that may have put other managers down for the count, we are positioning ourselves for growth and success. I haven’t started knocking back raw eggs for breakfast, but we will continue to work hard every day. While some of you have had ring-side seats for nearly ten years now, others are newer to our story. We appreciate the support all of you provide – it adds fuel to our fire. We believe that history is on our side and that Value is primed to regain the title!

Sincerely,

J. Dale Harvey
October 1, 2019

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

Portfolio Returns and Attribution

The Partners Fund Institutional Class shares produced a return of -10.49% while Class A shares (no load) produced an -10.71% return for the fiscal year ended September 30, 2019.  This compared to a return of 4.25% for the S&P 500 Index and 4.00% for the Russell 1000 Value Index.

For the fiscal year, the Fund benefitted at the sector level from its overweight to Healthcare, Materials and Financials. Conversely, the Fund’s overweight to the Energy sector negatively impacted performance, as did the Fund’s underweight to Information Technology, Consumer Discretionary and Communication Services.

At the security level, the Fund was most negatively impacted by its investments in the Energy, Information Technology and Consumer Discretionary sectors with the largest detractors of performance being Antero Resources, Weatherford International and Devon Energy in the Energy sector, DXC Technology in the Information Technology sector, and Tapestry in the Consumer Discretionary sector. Offsetting this was positive contribution from Ally Financial, AXA Equitable and American International Group in Financials, Reliance Steel and Aluminum in Materials, and Merck in the Healthcare sector.

Current Market and Long-Term View

The U.S. economy continues to grow at a moderate pace with a backdrop of historically low levels of unemployment, interest rates and inflation. Meanwhile, the valuations of value stocks remain at historically wide differentials compared to growth stocks. In recent years, the performance of growth stocks has been influenced by momentum investing—the strategy of buying stocks that have experienced strong price appreciation on the belief that they will continue to rise.

However, we may be seeing signs of a nascent shift toward value investing, as many high-profile momentum stocks dipped at the end of this fiscal period. During the month of September 2019, value stocks outperformed growth stocks with the Russell 1000 Value Index up 3.57% and the Russell 1000 Growth Index remaining flat at 0.01%.

We take a long-term perspective to our investments—we view ourselves as owners of the businesses in which we invest. Owning a business requires patience and the conviction to weather positive and negative cycles. As contrarian value investors, we seek companies that we believe have the opportunity to experience above-average price appreciation and are currently underappreciated or out of favor. The companies we own possess strong fundamentals, healthy cash flows and estimated earnings growth rates similar to the S&P 500 Index, yet are priced at a discount.1

_______________

[1]	The earnings growth rate for the portfolio is 11%. The earnings growth rate for the S&P 500 is 12%. The discount for the Fund is 37% based on price to earnings as of 9/30/19.

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Financials and Healthcare

As of September 30, 2019, Financials was the Fund’s largest sector with a weighting of 22%. As the Federal Reserve cuts interest rates, we are closely monitoring our Financial holdings for any negative business implications that may result. Our life insurance holdings are likely to experience spread compression on many products due to current market yields trailing the existing portfolio.  Banks also face this pressure when earning assets decline more quickly than deposit repricing actions.  While we are tracking these headwinds, we believe they are fully discounted into share prices.  We also take into account that prices aren’t reflecting possible future measures taken by company management, and that the market assumes low interest rates will persist over the long term.

As the Fund’s second-largest sector, Healthcare had a weighting of 17% as of September 30, 2019. Our Healthcare companies include large pharmaceuticals, integrated health care service providers, and medical equipment manufacturers, many of which have a strong value proposition and dominant market share position. Our emphasis on companies that are focused on saving lives and/or saving money for the U.S. healthcare system mitigates the risk of our investments being disrupted by major regulatory changes or a recession.

Conviction in the Portfolio

We have strong conviction in the potential of the companies that we hold and believe they are well positioned for an inevitable shift in favor of value investing. Although the Fund’s portfolio companies are expected to grow their annual per share earnings by a solid 8-11% over the next three to five years, the portfolio trades at only 11.0x earnings compared to the S&P 500’s 17.4x.  We believe this 37% earnings discount relative to the S&P 500 is compelling and represents a significant opportunity for investors to potentially capitalize on price appreciation.

New Portfolio Positions

During the fiscal year ended September 30, 2019, we established new investments in AT&T, AXA Equitable, CBS, Conagra Brands, CVS Health, DXC Technology, E*TRADE Financial and United Parcel Service.

AT&T (ticker: T): The combination of AT&T’s immense distribution network, Time Warner’s differentiated content, and Xandr’s analytics creates an enormous opportunity for a stock that has a history of significantly outperforming at this stage in the market cycle. Just getting back to its own (relatively depressed) historical valuation levels provides an attractive upside opportunity, particularly considering the mid-single digit dividend yield.

AXA Equitable (ticker: EQH): European insurer AXA sold a 28% stake in its Equitable Life Insurance business unit, and over time, plans to exit its position completely.  The May 2019 initial public offering was priced below the anticipated range as investors shunned life insurers and worried about future share offerings. However, the market’s negativity created an interesting opportunity.  As an

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independent entity, we believe AXA Equitable should benefit from optimizing its investment portfolio and enhancing productivity.  With leading market share and robust distribution, the firm is well established in the markets in which it competes.  Capital is at targeted levels, suggesting healthy share buyback potential.  Finally, we believe profitability is already strong and should improve, so to us, it seems that investor concerns are exaggerated. In our view, AXA Equitable shares are deeply discounted to the market. The company maintains a strong capital position, has generated healthy profitability and should be able to achieve healthy EPS growth.

CBS Corporation (ticker: CBS): CBS is a leading media company with ~$15b in annual revenue, generated primarily through its ownership of the CBS broadcast network (the #1 most watched network for 11 straight years), 29 local TV stations, and the Showtime premium cable network. We believe the company’s assets are being significantly undervalued by the market due to concerns around the Pay TV ecosystem. We see CBS offsetting these pressures with continued growth from its successful direct-to-consumer offering (CBS All Access and Showtime) and affiliate fees for its must-have content. Significant upside potential exists around a long-rumored merger with Viacom, but given the current valuation, solid balance sheet, earnings growth, and dividend yield, we’re happy owning CBS without the merger.

Conagra Brands (ticker: CAG): Conagra is one of the largest food manufacturers in the world with roughly $11 billion in sales and a dominant position in the frozen food aisle, with brands like Marie Callender’s and Birds Eye.  In our view, the company’s leading brands and scale are currently undervalued following the poorly-timed $10.9 billion acquisition of Pinnacle Foods. We believe Conagra management, which successfully transformed Conagra’s legacy business over the last three years, can unlock similar progress at Pinnacle – expanding profitability and improving organic growth over our investment timeframe. At ~11x earnings and a 3.8% trailing dividend yield, this consumer staple provides a strong mix of offense and defense at an attractive valuation.

CVS Health (ticker: CVS): CVS Health is a leading provider of health insurance, prescription benefits management, and pharmacy services.  The stock is currently trading near five year lows and being valued as if earnings will never grow again.  We recently initiated a position and believe the business can grow, while downside risks are low, and we may benefit from an above average dividend yield while we wait for synergies from the Aetna acquisition to materialize.

DXC Technology (ticker: DXC): We re-established a position in DXC Technology, taking advantage of a fairly significant re-rating of the stock following two earnings reports in which the company posted slower than expected growth in their digital franchise.  The valuation extrapolates declines in both the core and the growth businesses, which fails to reflect that over two-thirds of the company’s revenue base is highly recurring.  Management will continue to invest behind growth initiatives and rationalize the cost structure in the core business, leading to expanding margins.  Finally, the company intends to return over one-third of free cash flow to

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shareholders, which suggests a very attractive return profile for a stock that is trading at a significant discount when compared to the company’s trading history, its peers and the overall market.

E*TRADE Financial (ticker: ETFC): Several factors caused a correction in E*TRADE Financial shares creating a compelling investment opportunity. In October 2018, the company completed its strategic review and opted to remain independent.  The Board of Directors gave the company a mandate to improve results with clear targets by a certain date.  Management greatly improved results, but came up short on a few targets.  Investors thought a sale should occur, but when management opted not to sell the company, many investors exited their positions.  In addition, J.P. Morgan’s entry into the discount brokerage space caused competitive pricing concerns.  Lastly, with the Fed’s announcement to keep rates steady, investors saw less potential for margin expansion.  In our view, these concerns unjustly depressed E*TRADE’s valuation.  E*TRADE has succeeded with intense competition for some time.  Efforts by management have revitalized the franchise and boosted growth. In fact, management set a $7+ EPS target by 2023.  Operating earnings for 2018 were $3.90, suggesting healthy growth ahead.  In our view, E*TRADE should benefit from the secular shift to discount brokers, margin expansion opportunities, and healthy capital returns.  If management fails to execute, we would expect a sale of the company at a healthy premium.

United Parcel Service (ticker: UPS): UPS shares have come down in price as investors grew concerned about the company’s heavy capital spending plans. We have a different perspective. UPS is spending heavily because e-commerce volume growth requires additional capacity. Some investors are concerned about Amazon getting into the business, but we believe that the delivery market is growing so rapidly that it needs heavy investment from all the incumbent players as well as Amazon. We think UPS will be able to grow earnings and that the P/E multiple will expand as they deliver solid earnings growth.

Exited Portfolio Positions

We exited our positions in Abbott Laboratories, Cisco Systems, Citigroup, Coty, Freeport McMoRan, Metlife, Weatherford International and Zimmer Biomet Holdings.

Abbott Laboratories (ticker: ABT): Abbott Labs is an innovative medical products company benefitting from multiple new product cycles in diabetes, laboratory testing equipment, and cardiovascular devices.  At the time of our initial investment, most investors were skeptical about Abbott’s pipeline, growth prospects, and recent acquisitions; whereas, our analysis suggested sales, margins, and EPS were all likely to inflect higher.  Our investment thesis played out as expected and we exited our position after Abbott’s share price appreciated to levels that we believe accurately reflect the company’s improving business fundamentals.

Cisco Systems (ticker: CSCO): We invested in Cisco when investors were concerned about what appeared to be a very slow revenue growth rate as the company

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transitioned to a subscription-driven business model. With that transition now acknowledged by investors, the shares’ risk/reward ratio no longer seems as compelling given the P/E ratio at the time of sale.

Citigroup (ticker: C): We liquidated our position in Citigroup (“Citi”) after a long period of ownership.  The bank made significant strides after refocusing its business lines post the financial crisis.  By exiting countries where it lacked scale and running off higher risk loans, Citi increased profitability and de-risked its credit profile.  Our decision to exit the position reflects our view that many of the easier fixes have been made and future improvements will be more challenging.  There are clear opportunities for expense management, but we are more concerned about revenue initiatives (credit cards, Mexico, capital markets, Asia) meeting targets.  Citi also has outsized credit card exposure that would likely result in higher losses if economic growth deteriorates.

Coty (ticker: COTY): Coty had an eventful run, with the shares approaching $6 in late December 2018 as fears of a recession and an over-levered balance sheet punished the stock. A better-than-feared earnings release, followed by a tender offer by JAB holdings (“JAB”) (which increased JAB’s stake from 40% to 60%) caused a swift reversal in sentiment and valuation for Coty’s shares. While we remain positive on the company’s long-term prospects and JAB’s substantial ownership, the risk/reward trade-off above $13 looked far less compelling when combined with significant management turnover, high leverage, and our increased concerns around the critically important mass beauty category.

Freeport-McMoRan (ticker: FCX): Freeport-McMoRan was shrouded in controversy when we first invested in the company in 2015. Since then, the company sold its energy assets, de-levered the balance sheet and solidified its ownership of a key copper mine in Indonesia (Grasberg). With the restructuring largely complete, Freeport shares will primarily be driven by copper prices. While we think copper prices are more likely to rise in coming years, relying on a single macro-economic variable is a risk that we aren’t comfortable with today.

MetLife (ticker: MET): We exited our position in MetLife to reallocate the funds elsewhere.  MetLife has successfully reduced capital market and interest rate sensitivity by spinning off its variable annuity franchise (Brighthouse Financial) and setting aside a large block of business for run-off called MetLife Holdings.  We applaud these moves, but feel the shift to more stable growth will take time.  We also grew less confident in MetLife’s international growth opportunities.  The company has leading franchises in Latin America, EMEA (Europe, Middle East, Africa) and Asia that should grow much faster than its domestic units.  Unfortunately, we found inconsistent results that often fell short of targets.

Weatherford International (ticker: WFT): We became interested in Weatherford when new management laid out plans to streamline a company built by acquisition. The company’s portfolio of businesses was too diverse and costs were too high. The long-tenured CEO had been fired and the then CFO had been named interim CEO.

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He laid out a strategy designed to drive margins to 20% over time while reducing financial leverage. Our initial investment, in December 2016, was based on assumptions that, in our view, were more conservative than suggested by management’s plan. However, during the investment period, the stock started a descent. After the stock market closed on May 10th, 2019, Weatherford surprisingly announced plans for a voluntary financial reorganization which would benefit bond holders but effectively wipe out shareholders.  Following this announcement, we exited our position.

Zimmer Biomet Holdings (ticker: ZBH): Zimmer Biomet’s rising stock price met our estimates of fair value and we decided to exit the position.  During 2019, the company’s new CEO, Bryan Hansen, successfully transitioned the company back to growth and also launched a new surgical robot.  Zimmer Biomet’s stock price rallied due to the valuation multiple expanding faster than expected earnings growth which suggested investors were giving the company full credit for the self-help initiatives that informed our investment thesis.

Following these changes, the Fund ended the fiscal year with 30 investments and roughly 7% cash.

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CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

The Cornerstone Fund Institutional Class shares produced a -4.71% return and the Class A shares (no load) produced a -4.83% return for the fiscal year ended September 30, 2019. This compares to a 7.10% return for a 60/40 blend of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the fiscal year ended September 30, 2019.

The Fund benefitted from equity investments in the Financial, Healthcare, Materials and Communication Services sectors this fiscal year with our top contributors being Ally Financial (financials), Merck (healthcare), AXA Equitable (financials), Reliance Steel and Aluminum (materials), and AT&T (communication services). The top detractors to our results were Devon Energy (energy), DXC Technology (information technology), Tapestry (consumer discretionary), Weatherford International (energy), and Antero Resources (energy).

While the overlap between the equities owned in the Cornerstone and Partners Funds is quite high, the Cornerstone Fund remains far more defensive with roughly 10% in cash and equivalents and roughly 23% in fixed income investments. Over time, we would expect the Fund to hold between 25% and 50% in bonds, with our current exposure being driven by concerns that interest rates could increase further in coming periods. When interest rates rise, the value of bonds generally falls.

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 67% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 46% of our fixed income portfolio is invested in inflation protected Treasury bonds (“TIPs”), an increase from 27% last year. The income produced by TIPs increases in periods when inflation rises.  Considering the current interest rate environment, we are positioning the portfolio for an increase in income produced by TIPs once inflation rises.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

New Portfolio Positions

We established new investments in Antero Resources, AT&T, AXA Equitable, Brixmor Property Group, CBS, Conagra Brands, CVS Health, E*TRADE Financial and United Parcel Service during the fiscal year ended September 30, 2019.

Antero Resources (ticker: AR): Both Antero and EQT are low cost natural gas producers in the Marcellus shale with large and attractive acreage positions that provide many years of future drilling potential.  We swapped our position in EQT for

POPLAR FOREST FUNDS

Antero Resources early in the fiscal year due to what we believe is a superior risk/reward profile in Antero after comparing the two companies at various commodity prices and accounting for the share prices at the time.

AT&T (ticker: T): The combination of AT&T’s immense distribution network, Time Warner’s differentiated content, and Xandr’s analytics creates an enormous opportunity for a stock that has a history of significantly outperforming at this stage in the market cycle. Just getting back to its own (relatively depressed) historical valuation levels provides an attractive upside opportunity, particularly considering the mid-single digit dividend yield.

AXA Equitable (ticker: EQH): European insurer AXA sold a 28% stake in its Equitable Life Insurance business unit, and over time, plans to exit its position completely.  The May 2019 initial public offering was priced below the anticipated range as investors shunned life insurers and worried about future share offerings. However, the market’s negativity created an interesting opportunity.  As an independent entity, we believe AXA Equitable should benefit from optimizing its investment portfolio and enhancing productivity.  With leading market share and robust distribution, the firm is well established in the markets in which it competes.  Capital is at targeted levels, suggesting healthy share buyback potential.  Finally, we believe profitability is already strong and should improve, so to us, it seems that investor concerns are exaggerated.  In our view, AXA Equitable shares are deeply discounted to the market. The company maintains a strong capital position, has generated healthy profitability and should be able to achieve healthy EPS growth.

Brixmor Property Group (ticker: BRX): Brixmor owns and operates roughly 425 open-air shopping centers with a gross leasable area of 74M square feet. The vast majority (75%) of Brixmor’s portfolio is community centers with the remainder being power centers (12%), grocery-anchored regional centers (11%) and other properties.  Brixmor’s shares trade at the low end of the REIT universe due to concerns about retailer tenants.  However, we believe the company has reasonable debt levels, healthy dividend coverage and a repositioning plan that should start to produce funds from operations growth. Brixmor has a challenged history, but new management is repositioning the neglected portfolio to drive long-term value.  Management is wisely disposing of weaker centers and redeploying the capital into higher return opportunities.  Additionally, the company is executing on its plan to fix property leases at below-market rates.  As these rents are renegotiated and troubled tenants replaced, we see a much improved growth profile that should help lift the company’s underappreciated valuation.

CBS Corporation (ticker: CBS): CBS is a leading media company with ~$15b in annual revenue, generated primarily through its ownership of the CBS broadcast network (the #1 most watched network for 11 straight years), 29 local TV stations, and the Showtime premium cable network. We believe the company’s assets are being significantly undervalued by the market due to concerns around the Pay TV ecosystem. We see CBS offsetting these pressures with continued growth from its

POPLAR FOREST FUNDS

successful direct-to-consumer offering (CBS All Access and Showtime) and affiliate fees for its must-have content. Significant upside potential exists around a long-rumored merger with sister company Viacom, but given the current valuation, solid balance sheet, earnings growth, and dividend yield, we’re happy owning CBS without the merger.

Conagra Brands (ticker: CAG): Conagra is one of the largest food manufacturers in the world with roughly $11 billion in sales and a dominant position in the frozen food aisle, with brands like Marie Callender’s and Birds Eye.  In our view, the company’s leading brands and scale are currently undervalued following the poorly-timed $10.9 billion acquisition of Pinnacle Foods. We believe Conagra management, which successfully transformed Conagra’s legacy business over the last three years, can unlock similar progress at Pinnacle – expanding profitability and improving organic growth over our investment timeframe. At ~11x earnings and a 3.8% trailing dividend yield, this consumer staple provides a strong mix of offense and defense at an attractive valuation.

CVS Health (ticker: CVS): CVS Health is a leading provider of health insurance, prescription benefits management, and pharmacy services.  The stock is currently trading near five year lows and being valued as if earnings will never grow again.  We recently initiated a position and believe the business can grow, while downside risks are low, and we may benefit from an above average dividend yield while we wait for synergies from the Aetna acquisition to materialize.

E*TRADE Financial (ticker: ETFC): Several factors caused a correction in E*TRADE Financial shares creating a compelling investment opportunity. In October 2018, the company completed its strategic review and opted to remain independent.  The Board of Directors gave the company a mandate to improve results with clear targets by a certain date.  Management greatly improved results, but came up short on a few targets.  Investors thought a sale should occur, but when management opted not to sell the company, many investors exited their positions.  In addition, J.P. Morgan’s entry into the discount brokerage space caused competitive pricing concerns.  Lastly, with the Fed’s announcement to keep rates steady, investors saw less potential for margin expansion.  In our view, these concerns unjustly depressed E*TRADE’s valuation.  E*TRADE has succeeded with intense competition for some time.  Efforts by management have revitalized the franchise and boosted growth. In fact, management set a $7+ EPS target by 2023.  Operating earnings for 2018 were $3.90, suggesting healthy growth ahead.  In our view, E*TRADE should benefit from the secular shift to discount brokers, margin expansion opportunities, and healthy capital returns.  If management fails to execute, we would expect a sale of the company at a healthy premium.

United Parcel Service (ticker: UPS): UPS shares have come down in price as investors grew concerned about the company’s heavy capital spending plans. We have a different perspective. UPS is spending heavily because e-commerce volume growth requires additional capacity. Some investors are concerned about Amazon

POPLAR FOREST FUNDS

getting into the business, but we believe that the delivery market is growing so rapidly that it needs heavy investment from all the incumbent players as well as Amazon. We think UPS will be able to grow earnings and that the P/E multiple will expand as they deliver solid earnings growth.

Exited Portfolio Positions

We exited our positions in Abbott Laboratories, Citigroup, Coty, EQT Corporation, Freeport McMoRan, Metlife, Microsoft and Zimmer Biomet Holdings during the fiscal year ended September 30, 2019.

Abbott Laboratories (ticker: ABT): Abbott Labs is an innovative medical products company benefitting from multiple new product cycles in diabetes, laboratory testing equipment, and cardiovascular devices.  At the time of our initial investment, most investors were skeptical about Abbott’s pipeline, growth prospects, and recent acquisitions; whereas, our analysis suggested sales, margins, and EPS were all likely to inflect higher.  Our investment thesis played out as expected and we exited our position after Abbott’s share price appreciated to levels that we believe accurately reflect the company’s improving business fundamentals.

Citigroup (ticker: C): We liquidated our position in Citigroup (“Citi”) after a long period of ownership.  The bank made significant strides refocusing its business lines post the financial crisis.  By exiting countries where it lacked scale and running off higher risk loans, Citi increased profitability and de-risked its credit profile.  Our decision to exit the position reflects our view that many of the easier fixes have been made and future improvements will be more challenging.  There are clear opportunities for expense management, but we are more concerned about revenue initiatives (credit cards, Mexico, capital markets, Asia) meeting targets.  Citi also has outsized credit card exposure that would likely result in higher losses if economic growth deteriorates.

Coty (ticker: COTY): Coty had an eventful run, with the shares approaching $6 in late December 2018 as fears of a recession and an over-levered balance sheet punished the stock. A better-than-feared earnings release, followed by a tender offer by JAB holdings (“JAB”) (which increased JAB’s stake from 40% to 60%) caused a swift reversal in sentiment and valuation for Coty’s shares. While we remain positive on the company’s long-term prospects and JAB’s substantial ownership, the risk/reward trade-off above $13 looked far less compelling when combined with significant management turnover, high leverage, and our increased concerns around the critically important mass beauty category.

EQT Corporation (ticker: EQT): We swapped our position in EQT for Antero Resources early in the fiscal year due to what we believed was a superior risk/reward profile in Antero after comparing the two companies at various commodity prices and accounting for the share prices at the time.

Freeport-McMoRan (ticker: FCX): Freeport-McMoRan was shrouded in controversy when we first invested in the company in 2015. Since then, the company sold its energy assets, de-levered the balance sheet and solidified its ownership of a key

POPLAR FOREST FUNDS

copper mine in Indonesia (Grasberg). With the restructuring largely complete, Freeport shares will primarily be driven by copper prices. While we think copper prices are more likely to rise in coming years, relying on a single macro-economic variable is a risk that we aren’t comfortable with today.

MetLife (ticker: MET): We exited our position in MetLife to reallocate the funds elsewhere.  MetLife has successfully reduced capital market and interest rate sensitivity by spinning off its variable annuity franchise (Brighthouse Financial) and setting aside a large block of business for run-off called MetLife Holdings.  We applaud these moves, but feel the shift to more stable growth will take time.  We also grew less confident in MetLife’s international growth opportunities.  The company has leading franchises in Latin America, EMEA (Europe, Middle East, Africa) and Asia that should grow much faster than its domestic units.  Unfortunately, we found inconsistent results that often fell short of targets.

Microsoft (ticker: MSFT): When we first invested in Microsoft, investors were very concerned about the impact a subscription model would have on both revenues and earnings.  The company’s deeply embedded enterprise relationships translated to earnings growth well in excess of expectations, leading to significant stock appreciation over our investment timeframe.  The risk/reward profile no longer seemed as compelling given its valuation at the time of sale.

Zimmer Biomet Holdings (ticker: ZBH): Zimmer Biomet’s rising stock price met our estimates of fair value and we decided to exit the position.  During 2019, the company’s new CEO, Bryan Hansen, successfully transitioned the company back to growth and also launched a new surgical robot.  Zimmer Biomet’s stock price rallied due to the valuation multiple expanding faster than expected earnings growth which suggested investors were giving the company full credit for the self-help initiatives which informed our investment thesis.

With these changes, the Fund ended the fiscal year with 34 equity investments.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise. Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Earnings growth is not a measure of the Fund’s future performance.

POPLAR FOREST FUNDS

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Partners Fund top ten holdings and weightings as of 9/30/19 are as follows:

International Business Machines	4.83%
AmerisourceBergen	4.52
Kroger	4.38
Reliance Steel & Aluminum	4.33
AT&T	4.11
Lincoln National	4.08
American International Group	3.95
CVS Health	3.94
MSC Industrial Direct	3.89
Ally Financial	3.85

The Cornerstone Fund top ten equity holdings and weightings as of 9/30/19 are as follows:

International Business Machines	3.09%
AmerisourceBergen	2.92
Reliance Steel & Aluminum	2.88
E* TRADE Financial	2.88
Lincoln National	2.83
Kroger	2.80
AT&T	2.76
CVS Health	2.68
MSC Industrial Direct	2.65
American International Group	2.55

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

It is not possible to invest directly in an index.

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Dividend yield is a stock’s dividend as a percentage of the stock price. Dividend Yield = Annual Dividend / Current Stock Price.

Earnings growth is the annual rate of growth of earnings typically measured as Earnings Per Share Growth.

Earnings Per Share (EPS) is the net income of a company divided by the total number of shares it has outstanding.

Free cash flow (cash flow) is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Inflation is a quantitative measure of the rate at which the average price level of a basket of selected goods and services in an economy increases over a period of time. Often expressed as a percentage, inflation indicates a decrease in the purchasing power of a nation’s currency.

The inverted yield curve is a graph that shows that younger treasury bond yields are yielding more interest than older ones. Yield curve is a line that compares the yield of bonds of equal quality but different maturity dates.  In general, bonds with longer maturity dates offer higher yields than bonds with shorter maturity dates, thus producing an upward sloping yield curve.

Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

Price/Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Poplar Forest Funds are distributed by Quasar Distributors, LLC.

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST CORNERSTONE FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/19-9/30/19).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/19	9/30/19	4/1/19 – 9/30/19	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$ 998.80	$6.25	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,000.00	$5.01	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/19	9/30/19	4/1/19 – 9/30/19	Ratio*
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$1,011.50	$5.80	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,012.70	$4.54	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs.
the S&P 500® Index and the Russell 1000® Value Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Poplar Forest Partners Fund – Institutional Class Shares	-10.49%	3.08%	9.39%
Poplar Forest Partners Fund –
Class A Shares (with sales load)	-15.17%	1.77%	8.54%
Poplar Forest Partners Fund –
Class A Shares (without sales load)	-10.71%	2.82%	9.12%
S&P 500® Index	4.25%	10.84%	12.92%
Russell 1000® Value Index	4.00%	7.79%	11.30%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, and is a subset of the Russell 3000® Index.

[1]	The Fund commenced operations on December 31, 2009.

POPLAR FOREST CORNERSTONE FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Cornerstone Fund – Institutional Class Shares vs.
the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index,
the Blended Index and the Consumer Price Index +3%

		Since
Average Annual Total Return:	1 Year	Inception[1]
Poplar Forest Cornerstone Fund – Institutional Class Shares	-4.71%	3.85%
Poplar Forest Cornerstone Fund – Class A Shares (with sales load)	-9.59%	2.50%
Poplar Forest Cornerstone Fund – Class A Shares (without sales load)	-4.83%	3.61%
S&P 500® Index	4.25%	10.32%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.17%
60% S&P 500®/ 40% Bloomberg Barclays U.S. Aggregate Bond Index	7.10%	7.62%
Consumer Price Index +3%	4.76%	4.95%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

POPLAR FOREST CORNERSTONE FUND

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable market, including Treasuries, government related and corporate securities.

The blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.  The CPI +3% is a measure defined as an objective in the Fund’s prospectus.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS – 93.4%	Value
	Air Freight & Logistics – 1.3%
41,000	United Parcel Service, Inc. – Class B	$4,912,620

	Banks – 3.7%
495,000	Bank of America Corp.	14,439,150

	Capital Markets – 2.4%
215,000	E*TRADE Financial Corp.	9,393,350

	Consumer Finance – 3.8%
455,000	Ally Financial, Inc.	15,087,800

	Diversified Financial Services – 3.5%
625,000	AXA Equitable Holdings, Inc.	13,850,000

	Diversified Telecommunication Services – 5.5%
425,000	AT&T, Inc.	16,082,000
450,000	CenturyLink, Inc.	5,616,000
		21,698,000
	Energy Equipment & Services – 3.0%
505,000	Baker Hughes, Inc.	11,716,000

	Food & Staples Retailing – 8.3%
245,000	CVS Health Corp.	15,452,150
665,000	Kroger Co.	17,143,700
		32,595,850
	Food Products – 2.8%
360,000	Conagra Brands, Inc.	11,044,800

	Health Care Providers & Services – 6.6%
215,000	AmerisourceBergen Corp.	17,700,950
145,000	DaVita, Inc. (a)	8,275,150
		25,976,100
	Household Durables – 2.2%
460,000	Newell Brands, Inc.	8,611,200

	Insurance – 8.0%
278,000	American International Group, Inc.	15,484,600
265,000	Lincoln National Corp.	15,984,800
		31,469,400
	IT Services – 5.7%
115,000	DXC Technology Co.	3,392,500
130,000	International Business Machines Corp.	18,904,600
		22,297,100

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares		Value
	Media – 2.0%
190,000	CBS Corp. – Class B (b)	$7,670,300

	Metals & Mining – 4.3%
170,000	Reliance Steel & Aluminum Co.	16,942,200

	Oil, Gas & Consumable Fuels – 6.3%
550,000	Antero Resources Corp. (a)	1,661,000
410,000	Devon Energy Corp.	9,864,600
580,000	Noble Energy, Inc.	13,026,800
		24,552,400
	Pharmaceuticals – 6.8%
122,500	Eli Lilly & Co.	13,699,175
155,000	Merck & Co., Inc.	13,047,900
		26,747,075
	Semiconductors & Semiconductor Equipment – 3.8%
193,000	Qualcomm, Inc.	14,722,040

	Specialty Retail – 3.6%
85,000	Advance Auto Parts, Inc.	14,059,000

	Technology Hardware, Storage & Peripherals – 3.6%
925,000	Hewlett Packard Enterprise Co.	14,032,250

	Textiles, Apparel & Luxury Goods – 2.3%
340,000	Tapestry, Inc.	8,857,000

	Trading Companies & Distributors – 3.9%
210,000	MSC Industrial Direct Inc. – Class A	15,231,300

	TOTAL COMMON STOCKS
	(Cost $307,271,570)	365,904,935

	SHORT-TERM INVESTMENTS – 7.2%
	Money Market Fund – 4.1%
15,956,452	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 1.82% (c)	15,956,452

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Principal
Amount		Value
	U.S. Treasury Bills – 3.1%
$1,890,000	2.06% 10/01/19 (d)	$1,890,000
1,875,000	2.03%, 10/08/19 (d)	1,874,364
2,000,000	1.94%, 10/15/19 (d)	1,998,686
2,000,000	1.95%, 10/22/19 (d)	1,997,913
1,250,000	2.43%, 10/24/19 (d)	1,248,572
1,970,000	1.88%, 10/29/19 (d)	1,967,146
1,250,000	2.53%, 2/27/20 (d)	1,240,778
		12,217,459
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $28,169,354)	28,173,911
	Total Investments in Securities
	(Cost $335,440,924) – 100.6%	394,078,846
	Liabilities in Excess of Other Assets – (0.6)%	(2,350,804)
	NET ASSETS – 100.0%	$391,728,042

(a)	Non-income producing security.
(b)	Non-voting shares.
(c)	Rate shown is the 7-day annualized yield at September 30, 2019.
(d)	Rate shown is the discount rate at September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares	COMMON STOCKS – 65.5%	Value
	Air Freight & Logistics – 0.8%
1,800	United Parcel Service, Inc. – Class B	$215,676

	Banks – 2.9%
15,800	Bank of America Corp.	460,886
1,650	SVB Financial Group (a)	344,767
		805,653
	Capital Markets – 2.9%
18,000	E*TRADE Financial Corp.	786,420

	Communications Equipment – 0.7%
4,000	Cisco Systems, Inc.	197,640

	Consumer Finance – 2.5%
20,500	Ally Financial, Inc.	679,780

	Diversified Financial Services – 2.4%
30,000	AXA Equitable Holdings, Inc.	664,800

	Diversified Telecommunication Services – 3.7%
19,900	AT&T, Inc.	753,016
21,000	CenturyLink, Inc.	262,080
		1,015,096
	Energy Equipment & Services – 2.1%
24,500	Baker Hughes, Inc.	568,400

	Food & Staples Retailing – 5.5%
11,600	CVS Health Corp.	731,612
29,700	Kroger Co.	765,666
		1,497,278
	Food Products – 1.7%
15,700	Conagra Brands, Inc.	481,676

	Health Care Providers & Services – 4.4%
9,700	AmerisourceBergen Corp.	798,601
6,900	DaVita, Inc. (a)	393,783
		1,192,384
	Household Durables – 1.5%
21,700	Newell Brands, Inc.	406,224

	Insurance – 5.4%
12,500	American International Group, Inc.	696,250
12,800	Lincoln National Corp.	772,096
		1,468,346

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares		Value
	IT Services – 3.7%
5,300	DXC Technology Co.	$156,350
5,800	International Business Machines Corp.	843,436
		999,786
	Media – 1.3%
8,900	CBS Corp. – Class B (e)	359,293

	Metals & Mining – 2.9%
7,900	Reliance Steel & Aluminum Co.	787,314

	Oil, Gas & Consumable Fuels – 3.7%
25,300	Antero Resources Corp. (a)	76,406
14,300	Devon Energy Corp.	344,058
26,200	Noble Energy, Inc.	588,452
		1,008,916
	Pharmaceuticals – 4.4%
5,600	Eli Lilly & Co.	626,248
7,000	Merck & Co., Inc.	589,260
		1,215,508
	Professional Services – 1.8%
3,450	Equifax, Inc.	485,312

	Semiconductors & Semiconductor Equipment – 2.4%
8,500	Qualcomm, Inc.	648,380

	Specialty Retail – 2.5%
4,100	Advance Auto Parts, Inc.	678,140

	Technology Hardware, Storage & Peripherals – 2.2%
39,700	Hewlett Packard Enterprise Co.	602,249

	Textiles, Apparel & Luxury Goods – 1.5%
16,000	Tapestry, Inc.	416,800

	Trading Companies & Distributors – 2.6%
10,000	MSC Industrial Direct Inc. – Class A	725,300

	TOTAL COMMON STOCKS
	(Cost $16,293,260)	17,906,371

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Principal
Amount/Shares	REIT – 1.2%	Value
	Equity Real Estate Investment Trusts (REITs) – 1.2%
16,500	Brixmor Property Group, Inc.	$334,785

	TOTAL REIT
	(Cost $295,102)	334,785

	CORPORATE BONDS – 12.6%
	Diversified Financial Services – 1.0%
	General Electric Co.
$250,000	5.30%, 2/11/21	258,373

	Health Care Equipment & Supplies – 2.8%
	Becton Dickinson and Co.
750,000	3.25%, 11/12/20	757,861

	Health Care Providers & Services – 1.3%
	Cardinal Health, Inc.
350,000	2.616%, 6/15/22	352,198

	Industrial Conglomerates – 1.8%
	General Electric Co.
494,000	2.20%, 1/9/20	493,443

	Oil, Gas Services & Equipment – 2.9%
	Schlumberger Holdings Corp.
750,000	4.00%, 12/21/25 (d)	801,255

	Professional Services – 2.8%
	Equifax, Inc.
750,000	3.30%, 12/15/22	770,379

	TOTAL CORPORATE BONDS
	(Cost $3,341,982)	3,433,509

	U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES – 13.4%
	U.S. Government Agency – 2.6%
	FHLMC
700,000	2.00%, 9/30/24 (f)	699,660

	TOTAL U.S. GOVERNMENT AGENCY
	(Cost $699,818)	699,660

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Principal
Amount/Shares		Value
	U.S. Treasury Notes – 10.8%
	U.S. Treasury Note TIPS
$717,625	0.125%, 4/15/20	$711,733
748,169	0.125%, 1/15/22	741,077
756,378	0.125%, 7/15/24	755,928
750,000	0.250%, 7/15/29	756,391

	TOTAL U.S. TREASURY NOTES
	(Cost $2,980,004)	2,965,129

	TOTAL U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES (Cost $3,679,822)	3,664,789

	SHORT-TERM INVESTMENTS – 10.3%
	Money Market Fund – 3.7%
1,005,216	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 1.82% (b)	1,005,216

	U.S. Treasury Bills – 6.6%
$130,000	2.06%, 10/01/19 (c)	130,000
130,000	2.03%, 10/08/19 (c)	129,956
140,000	1.94%, 10/15/19 (c)	139,908
135,000	1.95%, 10/22/19 (c)	134,859
100,000	2.43%, 10/24/19 (c)	99,886
135,000	1.88%, 10/29/19 (c)	134,804
90,000	1.97%, 11/14/19 (c)	89,805
85,000	1.94%, 12/05/19 (c)	84,727
95,000	2.58%, 1/30/20 (c)	94,433
100,000	2.53%, 2/27/20 (c)	99,262
100,000	1.88%, 3/26/20 (c)	99,129

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2019, Continued

Shares		Value
	U.S. Treasury Bills – 6.6% (Continued)
$100,000	2.42%, 4/23/20 (c)	$98,991
100,000	2.33%, 5/21/20 (c)	98,858
95,000	2.03%, 6/18/20 (c)	93,789
95,000	1.95%, 7/16/20 (c)	93,657
90,000	1.83%, 8/13/20 (c)	88,638
90,000	1.77%, 9/10/20 (c)	88,529
		1,799,231
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,802,729)	2,804,447
	Total Investments in Securities
	(Cost $26,412,895) – 103.0%	28,143,901
	Liabilities in Excess of Other Assets – (3.0)%	(823,202)
	NET ASSETS – 100.0%	$27,320,699

FHLMC – Federal Home Loan Mortgage Corporation
REIT – Real Estate Investment Trust
TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield at September 30, 2019.
(c)	Rate shown is the discount rate at September 30, 2019.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” Poplar Forest Capital, LLC, the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust. As of September 30, 2019, the value of these investments was $801,255 or 2.9% of total net assets.

(e)	Non-voting shares.
(f)
Step-up bond; pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of September 30, 2019, and will increase to 2.25% on October 1, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2019

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$335,440,924 and $26,412,895, respectively)	$394,078,846	$28,143,901
Receivables
Due from Adviser (Note 4)	—	43
Fund shares issued	108,260	—
Dividends and interest	275,676	46,933
Prepaid expenses	22,057	16,533
Total assets	394,484,839	28,207,410
LIABILITIES
Payables
Investments purchased	1,967,119	834,659
Fund shares redeemed	294,948	—
Due to Adviser	301,842	—
12b-1 fees	22,945	370
Custody fees	11,635	1,027
Administration and fund accounting fees	57,811	15,978
Transfer agent fees and expenses	56,316	6,628
Audit fees	22,391	22,391
Chief Compliance Officer fee	1,791	1,792
Trustee fees and expenses	643	236
Accrued expenses	19,356	3,630
Total liabilities	2,756,797	886,711
NET ASSETS	$391,728,042	$27,320,699
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$29,359,250	$581,670
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	695,393	22,779
Net asset value and redemption price per share	$42.22	$25.54
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$44.44	$26.88
Institutional Class Shares
Net assets applicable to shares outstanding	$362,368,792	$26,739,029
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	8,568,418	1,045,199
Net asset value, offering and redemption price per share	$42.29	$25.58
COMPONENTS OF NET ASSETS
Paid-in capital	$329,763,143	$23,949,551
Total distributable earnings	61,964,899	3,371,148
Net assets	$391,728,042	$27,320,699

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2019

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$12,724,598	$477,068
Interest	373,400	249,972
Total Income	13,097,998	727,040
Expenses
Advisory fees (Note 4)	4,517,347	227,137
Administration and fund accounting fees (Note 4)	415,928	94,650
Transfer agent fees and expenses (Note 4)	194,844	36,554
Sub-transfer agent fees (Note 4)	139,158	1,501
12b-1 fees – Class A shares (Note 5)	88,779	1,496
Custody fees (Note 4)	60,721	6,054
Registration fees	41,465	29,689
Printing and mailing expense	27,417	5,048
Audit fees	22,405	22,404
Trustees fees and expenses	21,467	14,838
Insurance expense	9,303	1,943
Chief Compliance Officer fee (Note 4)	10,313	10,313
Legal fees	6,960	7,033
Interest expense (Note 7)	64,031	5
Miscellaneous	18,351	7,600
Total expenses	5,638,489	466,265
Less: Advisory fees waived by Adviser (Note 4)	(528,026)	(209,239)
Net expenses	5,110,463	257,026
Net investment income	7,987,535	470,014
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	(1,480,861)	688,927
Net change in unrealized
appreciation/(depreciation) on investments	(102,449,151)	(2,726,295)
Net realized and unrealized loss on investments	(103,930,012)	(2,037,368)
Net Decrease in Net Assets
Resulting from Operations	$(95,942,477)	$(1,567,354)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,987,535	$7,873,279
Net realized gain/(loss) from investments	(1,480,861)	55,011,136
Net change in unrealized appreciation/(depreciation)
on investments	(102,449,151)	1,862,804
Net increase/(decrease) in
net assets resulting from operations	(95,942,477)	64,747,219
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(4,029,505)	(3,468,134)
Net dividends and distributions to shareholders –
Institutional Class Shares	(58,015,082)	(34,703,070)
Total dividends and distributions to shareholders	(62,044,587)	(38,171,204)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(199,983,681)	(48,776,271)
Total decrease in net assets	(357,970,745)	(22,200,256)
NET ASSETS
Beginning of year	749,698,787	771,899,043
End of year	$391,728,042	$749,698,787

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	42,651	$1,759,959	97,842	$4,978,278
Shares issued on reinvestments
of distributions	88,281	3,504,750	59,282	2,951,052
Shares redeemed	(350,115)	(14,527,898)	(801,715)	(40,776,983)
Net decrease	(219,183)	$(9,263,189)	(644,591)	$(32,847,653)

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,287,984	$94,269,115	2,304,817	$117,201,020
Shares issued on reinvestments
of distributions	1,003,789	39,840,396	463,248	23,074,367
Shares redeemed	(8,011,837)	(324,830,003)	(3,043,889)	(156,204,005)
Net decrease	(4,720,064)	$(190,720,492)	(275,824)	$(15,928,618)

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$470,014	$365,114
Net realized gain from investments	688,927	736,926
Net change in unrealized appreciation/(depreciation)
on investments	(2,726,295)	1,319,148
Net increase/(decrease) in
net assets resulting from operations	(1,567,354)	2,421,188
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(27,096)	(13,251)
Net dividends and distributions to shareholders –
Institutional Class Shares	(1,326,381)	(693,636)
Total dividends and distributions to shareholders	(1,353,477)	(706,887)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	(1,455,848)	429,657
Total increase/(decrease) in net assets	(4,376,679)	2,143,958
NET ASSETS
Beginning of year	31,697,378	29,553,420
End of year	$27,320,699	$31,697,378

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	—	$—	1,482	$40,774
Shares issued on reinvestments
of distributions	1,130	27,096	499	13,251
Shares redeemed	(2,975)	(73,738)	(414)	(11,382)
Net increase/(decrease)	(1,845)	$(46,642)	1,567	$42,643

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	13,861	$345,758	39,660	$1,072,776
Shares issued on reinvestments
of distributions	52,036	1,247,309	24,529	652,221
Shares redeemed	(120,140)	(3,002,273)	(48,746)	(1,337,983)
Net increase/(decrease)	(54,243)	$(1,409,206)	15,443	$387,014

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$52.65	$50.88	$46.61	$38.76	$47.01
Income from investment operations:
Net investment income^	0.58	0.39	0.67	0.35	0.24
Net realized and unrealized gain/(loss)
on investments and written options	(6.50)	3.77	4.49	7.77	(5.52)
Total from investment operations	(5.92)	4.16	5.16	8.12	(5.28)
Less distributions:
From net investment income	(0.50)	(0.85)	(0.18)	(0.27)	(0.15)
From net realized gain on investments	(4.01)	(1.54)	(0.71)	—	(2.82)
Total distributions	(4.51)	(2.39)	(0.89)	(0.27)	(2.97)
Net asset value, end of year	$42.22	$52.65	$50.88	$46.61	$38.76

Total return	-10.71%	8.45%	11.06%	21.05%	-11.73%

Ratios/supplemental data:
Net assets, end of year (thousands)	$29,359	$48,157	$79,335	$193,598	$185,183
Ratio of expenses to average net assets:
Before fee waiver	1.36%	1.28%	1.28%	1.29%	1.30%
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.25%	0.74%	1.33%	0.78%	0.48%
After fee waiver	1.36%	0.77%	1.36%	0.82%	0.53%
Portfolio turnover rate	30.72%	31.83%	31.07%	29.63%	30.38%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$52.79	$51.06	$46.84	$38.96	$47.22
Income from investment operations:
Net investment income^	0.69	0.53	1.02	0.45	0.35
Net realized and unrealized gain/(loss)
on investments and written options	(6.53)	3.77	4.30	7.81	(5.54)
Total from investment operations	(5.84)	4.30	5.32	8.26	(5.19)
Less distributions:
From net investment income	(0.65)	(1.03)	(0.39)	(0.38)	(0.25)
From net realized gain on investments	(4.01)	(1.54)	(0.71)	—	(2.82)
Total distributions	(4.66)	(2.57)	(1.10)	(0.38)	(3.07)
Net asset value, end of year	$42.29	$52.79	$51.06	$46.84	$38.96

Total return	-10.49%	8.72%	11.35%	21.35%	-11.50%

Ratios/supplemental data:
Net assets, end of year (thousands)	$362,369	$701,542	$692,564	$430,439	$329,930
Ratio of expenses to average net assets:
Before fee waiver	1.11%	1.03%	1.03%	1.04%	1.05%
After fee waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.50%	1.02%	2.02%	1.03%	0.74%
After fee waiver	1.61%	1.05%	2.05%	1.07%	0.79%
Portfolio turnover rate	30.72%	31.83%	31.07%	29.63%	30.38%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
					December 31,
					2014*
					through
	Year Ended September 30,				September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of period	$28.11	$26.62	$25.62	$23.17	$25.00
Income from investment operations:
Net investment income^	0.35	0.26	0.40	0.22	0.17
Net realized and unrealized
gain/(loss) on investments
and written options	(1.79)	1.81	1.53	3.28	(2.00)
Total from investment operations	(1.44)	2.07	1.93	3.50	(1.83)
Less distributions:
From net investment income	(0.34)	(0.34)	(0.16)	(0.14)	—
From net realized
gain on investments	(0.79)	(0.24)	(0.77)	(0.91)	—
Total distributions	(1.13)	(0.58)	(0.93)	(1.05)	—
Net asset value, end of period	$25.54	$28.11	$26.62	$25.62	$23.17

Total return	-4.83%	7.90%	7.57%	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$582	$692	$614	$410	$364
Ratio of expenses to
average net assets:
Before fee waiver	1.89%	1.74%	1.82%	2.29%	3.34	%++
After fee waiver	1.15%	1.15%	1.15%	1.15%	1.15	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.67%	0.36%	0.85%	(0.23%)	(1.27	%)++
After fee waiver	1.41%	0.95%	1.52%	0.91%	0.92	%++
Portfolio turnover rate	38.12%	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Shares
					December 31,
					2014*
					through
	Year Ended September 30,				September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of period	$28.20	$26.70	$25.69	$23.21	$25.00
Income from investment operations:
Net investment income^	0.42	0.33	0.47	0.28	0.21
Net realized and unrealized
gain/(loss) on investments
and written options	(1.83)	1.81	1.53	3.29	(2.00)
Total from investment operations	(1.41)	2.14	2.00	3.57	(1.79)
Less distributions:
From net investment income	(0.42)	(0.40)	(0.22)	(0.18)	—
From net realized
gain on investments	(0.79)	(0.24)	(0.77)	(0.91)	—
Total distributions	(1.21)	(0.64)	(0.99)	(1.09)	—
Net asset value, end of period	$25.58	$28.20	$26.70	$25.69	$23.21

Total return	-4.71%	8.15%	7.83%	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$26,739	$31,005	$28,939	$22,287	$9,529
Ratio of expenses to
average net assets:
Before fee waiver	1.64%	1.49%	1.57%	1.97%	3.14	%++
After fee waiver	0.90%	0.90%	0.90%	0.90%	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.92%	0.61%	1.12%	0.09%	(1.09	%)++
After fee waiver	1.66%	1.20%	1.79%	1.16%	1.15	%++
Portfolio turnover rate	38.12%	29.88%	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Cornerstone Fund issued 184,742 shares on December 31, 2014. The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions,

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2016-2018, or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2019, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

		Total
		Distributable
	Paid-in Capital	Earnings
Partners Fund	$704,068	$(704,068)
Cornerstone Fund	—	—

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 10 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2019:

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$29,368,300	$—	$—	$29,368,300
Consumer Discretionary	31,527,200	—	—	31,527,200
Consumer Staples	28,188,500	—	—	28,188,500
Energy	36,268,400	—	—	36,268,400
Financials	84,239,700	—	—	84,239,700
Health Care	68,175,325	—	—	68,175,325
Industrials	20,143,920	—	—	20,143,920
Information Technology	51,051,390	—	—	51,051,390
Materials	16,942,200	—	—	16,942,200
Total Common Stocks	365,904,935	—	—	365,904,935
Short-Term Investments	15,956,452	12,217,459	—	28,173,911
Total Investments
in Securities	$381,861,387	$12,217,459	$—	$394,078,846

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,374,389	$—	$—	$1,374,389
Consumer Discretionary	1,501,164	—	—	1,501,164
Consumer Staples	1,247,342	—	—	1,247,342
Energy	1,577,316	—	—	1,577,316
Financials	4,405,000	—	—	4,405,000
Health Care	3,139,504	—	—	3,139,504
Industrials	1,426,288	—	—	1,426,288
Information Technology	2,448,054	—	—	2,448,054
Materials	787,314	—	—	787,314
Total Common Stocks	17,906,371	—	—	17,906,371
REIT	334,785	—	—	334,785
Fixed Income
Corporate Bonds	—	3,433,509	—	3,433,509
U.S. Government Agencies
and Instrumentalities	—	3,664,789	—	3,664,789
Total Fixed Income	—	7,098,298	—	7,098,298
Short-Term Investments	1,005,216	1,799,231	—	2,804,447
Total Investments
in Securities	$19,246,372	$8,897,529	$—	$28,143,901

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at September 30, 2019, the end of the reporting period.  During the year ended September 30, 2019, the Funds recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2019, the advisory fees incurred by the Funds are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Cornerstone Fund	1.15%	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2019, the Adviser reduced its fees in the amount of $528,026, and $209,239 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 27, 2020, and may be terminated only by the Trust’s

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2020	9/30/2021	9/30/2022	Total
Partners Fund	$220,772	$216,243	$528,026	$965,041
Cornerstone Fund	186,399	180,774	209,239	576,412

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.  Fees paid by the Funds to U.S. Bank N.A. for custody services for the year ended September 30, 2019 are disclosed in the statement of operations.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the year ended September 30, 2019 are included in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by each Fund’s Class A shares for the year ended September 30, 2019 are disclosed in the statement of operations.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$149,778,801	—	$404,203,898
Cornerstone Fund	$757,783	9,208,360	$700,018	11,509,997

NOTE 7 – LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $75,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2019, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $1,115,660, a weighted average interest rate of 5.48%, paid interest expense of $64,031 and had a maximum amount outstanding of $60,040,000. At September 30, 2019, the Partners Fund had no outstanding loan amounts.

The Cornerstone Fund has a line of credit in the amount of $4,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2019, the Cornerstone Fund drew upon its line of credit. The Cornerstone Fund had an average daily outstanding balance of $93, a weighted average interest rate of 5.25%, paid interest expense of $5 and had a maximum amount outstanding of $18,000. At September 30, 2019, the Cornerstone Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Partners Fund
Ordinary income	$14,755,493	$15,125,297
Long-term capital gains	47,289,094	23,045,907

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Cornerstone Fund
Ordinary income	$481,788	$438,830
Long-term capital gains	871,689	268,057

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

As of September 30, 2019, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$337,935,390	$26,015,358
Gross unrealized appreciation	85,047,557	3,467,742
Gross unrealized depreciation	(28,904,101)	(1,339,199)
Net unrealized appreciation (a)	56,143,456	2,128,543
Undistributed ordinary income	5,821,443	369,107
Undistributed long-term capital gains	—	873,498
Total distributable earnings	5,821,443	1,242,605
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$61,964,899	$3,371,148

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Value-Style Investing Risk (All Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (All Funds) – The following risks are associated with the Partners Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2019, Continued

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Partners and Cornerstone Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – SUBSEQUENT EVENTS

Effective October 1, 2019, the Board approved Sullivan & Worcester LLP as the Trust’s new counsel and independent counsel to the independent trustees.  On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
and Board of Directors
of Advisors Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Poplar Forest Partners Fund and the Poplar Forest Cornerstone Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2019, and with respect to the Poplar Forest Partners Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Poplar Cornerstone Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period ended December 31, 2014 (commencement of operations) to September 30, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods referenced above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 27, 2019

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2019 (Unaudited)

For the year ended September 30, 2019, the Partners Fund and the Cornerstone Fund designated $14,755,493 and $481,788, respectively, as ordinary income for purposes of the dividends paid deduction. For the year ended September 30, 2019, the Partners Fund and the Cornerstone Fund designated $47,289,094 and $871,689, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Partners Fund and the Cornerstone Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2019, the percentage of dividends declared from net investment income designated as qualified dividend income was 100% and 100%, respectively.

For corporate shareholders in the Partners Fund and Cornerstone Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2019 was 100% and 98.73%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Partners Fund and Cornerstone Fund was 42.41% and 3.27%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 73)		term; since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to July 2019);		affiliated with
			Trustee and Chair		the Funds);
			(2000 to 2012), New		Independent
			Covenant Mutual Funds		Trustee from
			(1999 to 2012); Director		1999 to 2012,
			and Board Member,		New Covenant
			Alpha Gamma Delta		Mutual Funds
			Foundation		(an open-end
			(philanthropic		investment
			organization)		company with
			(2005 to 2011).		4 portfolios).

David G. Mertens	Trustee	Indefinite	Partner and Head of	2	Trustee,
(age 59)		term*;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC		(for series not
		2017.	(a privately-held		affiliated with
			investment advisory		the Funds).
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
George J. Rebhan	Chairman	Indefinite	Retired; formerly	2	Trustee,
(age 85)	of the	term; since	President, Hotchkis and		Advisors
615 E. Michigan Street	Board	May	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	and	2002.	funds) (1985 to 1993).		(for series not
	Trustee				affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 72)		term; since	Manager, President,		Advisors
615 E. Michigan Street		September	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		2008.	Fund Services, LLC,		(for series not
			and its predecessors,		affiliated with
			(May 1991 to July 2017).		the Funds).

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Trustee	Indefinite	President, Apogee	2	Trustee,
(age 60)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm) (1998		Series Trust
Milwaukee, WI 53202		January	to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	since	(February 1996 to present.)
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 58)	President,	term;	U.S. Bank Global Fund Services (October 1998
615 E. Michigan Street	Treasurer	since	to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 48)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 37)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 62)	President,	term;	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 51)	President	term;	Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$37,800	$36,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	$6,000	$6,000

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/7/20

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  5/7/20

* Print the name and title of each signing officer under his or her signature.